POWERSHARES EXCHANGE-TRADED FUND TRUST II
(the "Trust")
Supplement Dated April 29, 2008 To The Statement Of
Additional Information Dated February 29, 2008 Of:

PowerShares Insured National Municipal Bond Portfolio
(the "Fund")

All references to the "Merrill Lynch Insured National Long-Term Core Municipal Securities Index" are hereby replaced with "Merrill Lynch National Insured Long-Term Core Municipal Securities Index."

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.